Exhibit 99.1
News Release

Contact:	Christopher Ford Corporate Communications 312-394-7417 Ryan Brown Investor Relations 779-231-0017
EXELON REPORTS THIRD QUARTER 2026 RESULTS
Earnings Release Highlights
•GAAP net income of $0.70 per share and Adjusted (non-GAAP) operating earnings of $0.87 per share for the third quarter of 2026, above expectations
•Narrowing full year 2026 Adjusted (non-GAAP) operating earnings guidance range to $2.85-$2.91 per share and affirming operating EPS compounded annual growth near top end of 5-7% from 2025 to 2029
•Exelon’s utilities now rank 1st, 2nd, 5th, and 6th in best reliability in the nation
•Continued regulatory progress, with final orders issued in the Pepco Maryland base rate case and Maryland Lessons Learned
•Completed 2026 planned debt financings, supporting continued investment across the utilities

CHICAGO (Oct 30, 2026) — Exelon Corporation (Nasdaq: EXC) today reported its financial results for the third quarter of 2026.

“Exelon's third-quarter results reflect disciplined investment and consistent performance across our utilities – a strategy that helped prevent outages during a summer of severe weather and kept customer rates below the national average," said Exelon President and Chief Executive Officer Calvin Butler." Meanwhile, The Exelon Promise continues to guide our efforts to keep bills as low as possible, including our efforts to address the energy supply crisis at the heart of rising energy costs through long-term solutions like battery storage and utility-generated power. Exelon continues to deliver on our commitment to long-term growth and strengthening the communities we serve.”

“Exelon delivered $0.87 adjusted operating earnings per share in the third quarter,” said Exelon Chief Financial Officer Rob Kleczynski. “Our investments in the grid continue to deliver for customers, with Exelon’s utilities now ranking 1st, 2nd, 5th and 6th in the nation for reliability. With our performance for the year, we are narrowing our full-year 2026 guidance range to $2.85 to $2.91 per share, and affirming annualized earnings growth near the top end of 5% to 7% from 2025 through 2029. Looking ahead, we continue to advance transmission and storage solutions that support growth and affordability for our customers, while maintaining the financial discipline that underpins our plan.”

1

Third Quarter 2026
Exelon's GAAP net income for the third quarter of 2026 decreased to $0.70 per share from $0.86 per share in the third quarter of 2025. Adjusted (non-GAAP) operating earnings for the third quarter of 2026 increased to $0.87 per share from $0.86 per share in the third quarter of 2025. For the reconciliations of GAAP net income to Adjusted (non-GAAP) operating earnings, refer to the tables beginning on page 4.
The GAAP net income and Adjusted (non-GAAP) operating earnings in the third quarter of 2026 primarily reflect:
•Higher utility earnings primarily due to distribution and transmission rates at ComEd, BGE, and PHI associated with updated recovery rates for costs and investments to serve customers; absence of customer surcharge credits and favorable weather at PECO; higher AFUDC at ComEd; and lower contracting costs at BGE. This was partially offset by higher storm costs, interest, and depreciation expense at PECO and PHI; and higher income taxes and contracting costs at PECO.
Operating Company Results1
ComEd
ComEd's third quarter of 2026 GAAP net income increased to $406 million from $373 million in the third quarter of 2025. ComEd's Adjusted (non-GAAP) operating earnings for the third quarter of 2026 increased to $412 million from $373 million in the third quarter of 2025, primarily due to an increase in higher distribution and transmission rate base driven by incremental investments to serve customers, driving top quartile reliability and avoiding outage costs, and higher AFUDC. Due to revenue decoupling, ComEd's distribution earnings are not intended to be affected by actual weather or customer usage patterns.
PECO
PECO’s third quarter of 2026 GAAP net income decreased to $165 million from $250 million in the third quarter of 2025. PECO's Adjusted (non-GAAP) operating earnings for the third quarter of 2026 decreased to $167 million from $250 million in the third quarter of 2025, primarily due to higher storm costs resulting from the absence of extraordinary February and June storm cost deferrals recognized in 2025 and an increase in storm costs, higher income taxes due to tax repairs, a portion of which is timing, and an increase in contracting costs, depreciation, and interest expense, partially offset by absence of surcharge credits to customers and favorable weather.
BGE
BGE’s third quarter of 2026 GAAP net income increased to $90 million from $82 million in the third quarter of 2025. BGE's Adjusted (non-GAAP) operating earnings for the third quarter of 2026 increased to $119 million from $82 million in the third quarter of 2025, primarily due to approved distribution rates associated with updated recovery of investments to serve customers, driving top quartile reliability and avoiding outage costs and a decrease in contracting costs. Due to revenue decoupling, BGE's distribution earnings are not intended to be affected by actual weather or customer usage patterns.

___________
1 Exelon’s four business units include ComEd, which consists of electricity transmission and distribution operations in northern Illinois (and transmission in a small portion of northwestern Indiana); PECO, which consists of electricity transmission and distribution operations and retail natural gas distribution operations in southeastern Pennsylvania; BGE, which consists of electricity transmission and distribution operations and retail natural gas distribution operations in central Maryland; and PHI, which consists of electricity transmission and distribution operations in the District of Columbia and portions of Maryland, Delaware, and New Jersey and retail natural gas distribution operations in northern Delaware.
2

PHI
PHI’s third quarter of 2026 GAAP net income decreased to $187 million from $291 million in the third quarter of 2025. PHI’s Adjusted (non-GAAP) operating earnings for the third quarter of 2026 increased to $320 million from $290 million in the third quarter of 2025, primarily due to approved distribution rates driven by updated recovery of investments to serve customers, driving top quartile reliability and avoiding outage costs, partially offset by an increase in storm costs, depreciation, and interest expense. Due to revenue decoupling, PHI's distribution earnings related to Pepco Maryland, DPL Maryland, Pepco District of Columbia, and ACE are not intended to be affected by actual weather or customer usage patterns.
Recent Developments and Third Quarter Highlights
•Dividend: On October 30, 2026, Exelon's Board of Directors declared a regular quarterly dividend of $0.42 per share on Exelon's common stock. The dividend is payable on December 15, 2026, to Exelon shareholders of record as of the close of business on December 4, 2026.
•Rate Case Developments:
◦Pepco Maryland Electric Distribution Rate Case: On August 28, 2026, the Maryland Public Service Commission approved an increase in Pepco's annual electric distribution base rates of $51 million, reflecting an ROE of 9.40%, with rates effective August 10, 2026.
•Financing Activities:
◦On August 10, 2026, PECO issued $750 million of its First Mortgage Bonds, 5.00% Series due September 1, 2031. PECO used the proceeds to repay existing indebtedness and for general corporate purposes.
◦On September 16, 2026, DPL issued $75 million of its First Mortgage Bonds, 5.00% Series due September 16, 2036. DPL used the proceeds to repay existing indebtedness and for general corporate purposes.
3

Adjusted (non-GAAP) Operating Earnings Reconciliation
Adjusted (non-GAAP) operating earnings for the third quarter of 2026 do not include the following items (after tax) that were included in reported GAAP net income:

(in millions, except per share amounts)	Exelon Earnings per Diluted Share	Exelon	ComEd	PECO	BGE	PHI
2026 GAAP net income	$0.70	$729	$406	$165	$90	$187
Change in environmental costs (net of taxes of $1, and $1, respectively)	—	(3)	—	—	—	(3)
Cost management program (net of taxes of $6, $2, $1, $1, and $1, respectively )	0.01	15	6	2	3	3
Project impairments (net of taxes of $11 and $10, respectively)	0.03	26	—	—	27	—
Regulatory matters (net of taxes of $50 and $47, respectively)	0.13	130	—	—	—	133
2026 Adjusted (non-GAAP) operating earnings	$0.87	$897	$412	$167	$119	$320
Adjusted (non-GAAP) operating earnings for the third quarter of 2025 do not include the following items (after tax) that were included in reported GAAP net income:

(in millions, except per share amounts)	Exelon Earnings per Diluted Share	Exelon	ComEd	PECO	BGE	PHI
2025 GAAP net income	$0.86	$875	$373	$250	$82	$291
Asset retirement obligation (net of taxes of $0)	—	(1)	—	—	—	(1)
2025 Adjusted (non-GAAP) operating earnings	$0.86	$874	$373	$250	$82	$290
__________
Note:
Amounts may not sum due to rounding.
Unless otherwise noted, the income tax impact of each reconciling item between GAAP net income and Adjusted (non-GAAP) operating earnings is based on the marginal statutory federal and state income tax rates for each Registrant, taking into account whether the income or expense item is taxable or deductible, respectively, in whole or in part. For all items, the marginal statutory income tax rates for 2026 and 2025 ranged from 24.0% to 29.0%.
Webcast Information
Exelon will discuss third quarter 2026 earnings in a conference call scheduled for today at 9 a.m. Central Time (10 a.m. Eastern Time). The webcast and associated materials can be accessed at investors.exeloncorp.com/.
About Exelon
Exelon (Nasdaq: EXC) is a Fortune 200 company and one of the nation’s largest utility companies, serving almost 11 million customers through six fully regulated transmission and distribution utilities — Atlantic City Electric (ACE), Baltimore Gas and Electric (BGE), Commonwealth Edison (ComEd), Delmarva Power & Light (DPL), PECO Energy Company (PECO), and Potomac Electric Power Company (Pepco). Exelon's more than 20,000 employees dedicate their time and expertise to supporting our communities through reliable, affordable and efficient energy delivery, workforce development, economic development and volunteerism. Follow @Exelon on X and LinkedIn.
Non-GAAP Financial Measures
4

In addition to net income as determined under generally accepted accounting principles in the United States (GAAP), Exelon evaluates its operating performance using the measure of Adjusted (non-GAAP) operating earnings because management believes it represents earnings directly related to the ongoing operations of the business. Adjusted (non-GAAP) operating earnings exclude certain costs, expenses, gains and losses, and other specified items. This measure is intended to enhance an investor’s overall understanding of period over period operating results and provide an indication of Exelon’s baseline operating performance excluding items that are considered by management to be not directly related to the ongoing operations of the business. In addition, this measure is among the primary indicators management uses as a basis for evaluating performance, allocating resources, setting incentive compensation targets, and planning and forecasting of future periods. Adjusted (non-GAAP) operating earnings is not a presentation defined under GAAP and may not be comparable to other companies’ presentation. Exelon has provided the non-GAAP financial measure as supplemental information and in addition to the financial measures that are calculated and presented in accordance with GAAP. Adjusted (non-GAAP) operating earnings should not be deemed more useful than, a substitute for, or an alternative to the most comparable GAAP net income measures provided in this earnings release and attachments. This press release and earnings release attachments provide reconciliations of Adjusted (non-GAAP) operating earnings to the most directly comparable financial measures calculated and presented in accordance with GAAP, are posted on Exelon’s website: investors.exeloncorp.com, and have been furnished to the Securities and Exchange Commission on Form 8-K on October 30, 2026.
Cautionary Statements Regarding Forward-Looking Information
This press release contains certain forward-looking statements within the meaning of federal securities laws that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” “should,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements. Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors that may cause our actual results or outcomes to differ materially from those contained in our forward-looking statements, including, but not limited to: unfavorable legislative and/or regulatory actions; uncertainty as to outcomes and timing of regulatory approval proceedings and/or negotiated settlements thereof; environmental liabilities and remediation costs; state and federal legislation requiring use of low-emission, renewable, and/or alternate fuel sources and/or mandating implementation of energy conservation programs requiring implementation of new technologies; challenges to tax positions taken, tax law changes, and difficulty in quantifying potential tax effects of business decisions; negative outcomes in legal proceedings; physical security and cybersecurity risks; extreme weather events, natural disasters, operational accidents such as wildfires or natural gas explosions, war, acts and threats of terrorism, public health crises, epidemics, pandemics, or other significant events; disruptions or cost increases in the supply chain, including shortages in labor, materials or parts, or significant increases in relevant tariffs; lack of sufficient power generation resources to meet actual or forecasted demand or disruptions at generation facilities owned by third parties; emerging technologies that could affect or transform the energy industry; instability in capital and credit markets; a downgrade of any Registrant’s credit ratings or other failure to satisfy the credit standards in the Registrants’ agreements or regulatory financial requirements; significant economic downturns or increases in customer rates; impacts of climate change and weather on energy usage and maintenance and capital costs; and impairment of long-lived assets, goodwill, and other assets.
New factors emerge from time to time, and it is impossible for us to predict all of such factors, nor can we assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking
5

statements. For more information, see those factors discussed with respect to Exelon, ComEd, PECO, BGE, Pepco Holdings LLC (PHI), Pepco, DPL, and ACE (Registrants) in the Registrants' most recent Annual Report on Form 10-K, including in Part I, ITEM 1A, any subsequent Quarterly Reports on Form 10-Q, and in other reports filed by the Registrants from time to time with the SEC.
Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this press release. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this press release.
Exelon uses its corporate website, www.exeloncorp.com, investor relations website, investors.exeloncorp.com, and social media channels to communicate with Exelon's investors and the public about the Registrants and other matters. Exelon's posts through these channels may be deemed material. Accordingly, Exelon encourages investors and others interested in the Registrants to routinely monitor these channels, in addition to following the Registrants' press releases, Securities and Exchange Commission filings and public conference calls and webcasts. The contents of Exelon's websites and social media channels are not, however, incorporated by reference into this press release.
6

Earnings Release Attachments

Consolidating Statements of Operations
(unaudited)
(in millions)

	ComEd	PECO	BGE	PHI	Other (a)	Exelon
Three Months Ended September 30, 2026
Operating revenues	$2,470	$1,240	$1,363	$2,260	$(14)	$7,319
Operating expenses
Purchased power and fuel	783	494	650	990	—	2,917
Operating and maintenance	464	313	292	549	(54)	1,564
Depreciation and amortization	438	126	161	250	16	991
Taxes other than income taxes	133	73	100	150	12	468
Total operating expenses	1,818	1,006	1,203	1,939	(26)	5,940
Operating income	652	234	160	321	12	1,379
Other income and (deductions)
Interest expense, net	(149)	(76)	(73)	(111)	(184)	(593)
Other, net	43	15	26	23	(10)	97
Total other income and (deductions)	(106)	(61)	(47)	(88)	(194)	(496)
Income (loss) before income taxes	546	173	113	233	(182)	883
Income taxes	140	8	23	46	(63)	154
Net income (loss) attributable to common shareholders	$406	$165	$90	$187	$(119)	$729

Three Months Ended September 30, 2025
Operating revenues	$2,275	$1,180	$1,209	$2,051	$(10)	$6,705
Operating expenses
Purchased power and fuel	806	446	568	872	—	2,692
Operating and maintenance	409	241	239	335	(52)	1,172
Depreciation and amortization	395	115	155	234	13	912
Taxes other than income taxes	107	69	93	150	10	429
Total operating expenses	1,717	871	1,055	1,591	(29)	5,205
Operating income	558	309	154	460	19	1,500
Other income and (deductions)
Interest expense, net	(135)	(65)	(64)	(102)	(172)	(538)
Other, net	33	11	15	18	(9)	68
Total other income and (deductions)	(102)	(54)	(49)	(84)	(181)	(470)
Income (loss) before income taxes	456	255	105	376	(162)	1,030
Income taxes	83	5	23	85	(41)	155
Net income (loss) attributable to common shareholders	$373	$250	$82	$291	$(121)	$875

Change in net income (loss) from 2025 to 2026	$33	$(85)	$8	$(104)	$2	$(146)

1

Consolidating Statements of Operations
(unaudited)
(in millions)

	ComEd	PECO	BGE	PHI	Other (a)	Exelon
Nine Months Ended September 30, 2026
Operating revenues	$6,368	$3,794	$4,409	$6,002	$(45)	$20,528
Operating expenses
Purchased power and fuel	1,814	1,495	2,002	2,593	—	7,904
Operating and maintenance	1,350	949	910	1,369	(162)	4,416
Depreciation and amortization	1,258	373	496	741	42	2,910
Taxes other than income taxes	345	204	301	445	40	1,335
Total operating expenses	4,767	3,021	3,709	5,148	(80)	16,565
Operating income	1,601	773	700	854	35	3,963
Other income and (deductions)
Interest expense, net	(428)	(219)	(202)	(326)	(546)	(1,721)
Other, net	116	39	64	62	(25)	256
Total other income and (deductions)	(312)	(180)	(138)	(264)	(571)	(1,465)
Income (loss) before income taxes	1,289	593	562	590	(536)	2,498
Income taxes	324	31	119	125	(145)	454
Net income (loss) attributable to common shareholders	$965	$562	$443	$465	$(391)	$2,044

Nine Months Ended September 30, 2025
Operating revenues	$6,176	$3,513	$3,791	$5,408	$(42)	$18,846
Operating expenses
Purchased power and fuel	2,044	1,288	1,584	2,195	—	7,111
Operating and maintenance	1,254	872	807	1,024	(117)	3,840
Depreciation and amortization	1,162	336	473	701	45	2,717
Taxes other than income taxes	303	183	273	426	31	1,216
Total operating expenses	4,763	2,679	3,137	4,346	(41)	14,884
Gain on sale of assets	—	—	—	1	—	1
Operating income (loss)	1,413	834	654	1,063	(1)	3,963
Other income and (deductions)
Interest expense, net	(395)	(188)	(183)	(305)	(507)	(1,578)
Other, net	86	29	35	54	(19)	185
Total other income and (deductions)	(309)	(159)	(148)	(251)	(526)	(1,393)
Income (loss) before income taxes	1,104	675	506	812	(527)	2,570
Income taxes	201	23	108	184	(120)	396
Net income (loss) attributable to common shareholders	$903	$652	$398	$628	$(407)	$2,174

Change in net income (loss) from 2025 to 2026	$62	$(90)	$45	$(163)	$16	$(130)
__________
(a)Other primarily includes eliminating and consolidating adjustments, Exelon’s corporate operations, shared service entities, and other financing and investment activities.

Exelon
Consolidated Balance Sheets
(unaudited)
(in millions)

	September 30, 2026	December 31, 2025
Assets
Current assets
Cash and cash equivalents	$1,469	$626
Restricted cash and cash equivalents	602	525
Accounts receivable
Customer accounts receivable	3,669	3,732
Customer allowance for credit losses	(507)	(435)
Customer accounts receivable, net	3,162	3,297
Other accounts receivable	1,574	1,879
Other allowance for credit losses	(96)	(94)
Other accounts receivable, net	1,478	1,785
Inventories, net
Fossil fuel	99	88
Materials and supplies	863	780
Regulatory assets	1,278	1,359
Prepaid renewable energy credits	466	563
Other	523	523
Total current assets	9,940	9,546
Property, plant, and equipment, net	88,557	84,318
Deferred debits and other assets
Regulatory assets	9,560	9,214
Goodwill	6,630	6,630
Receivable related to Regulatory Agreement Units	5,196	4,755
Investments	336	312
Other	2,018	1,795
Total deferred debits and other assets	23,740	22,706
Total assets	$122,237	$116,570

	September 30, 2026	December 31, 2025
Liabilities and shareholders’ equity
Current liabilities
Short-term borrowings	$934	$612
Long-term debt due within one year	1,078	1,665
Accounts payable	3,711	3,721
Accrued expenses	1,692	1,582
Payables to affiliates	5	5
Customer deposits	609	533
Regulatory liabilities	551	1,128
Mark-to-market derivative liabilities	21	30
Unamortized energy contract liabilities	4	5
Renewable energy credit obligations	364	473
Other	675	577
Total current liabilities	9,644	10,331
Long-term debt	50,791	47,413
Long-term debt to financing trusts	390	390
Deferred credits and other liabilities
Deferred income taxes and unamortized investment tax credits	14,596	13,715
Regulatory liabilities	11,684	11,016
Pension obligations	1,428	1,749
Non-pension postretirement benefit obligations	572	546
Asset retirement obligations	318	321
Mark-to-market derivative liabilities	96	106
Unamortized energy contract liabilities	13	16
Other	2,573	2,169
Total deferred credits and other liabilities	31,280	29,638
Total liabilities	92,105	87,772
Commitments and contingencies
Shareholders’ equity
Common stock	22,663	22,106
Treasury stock, at cost	(123)	(123)
Retained earnings	8,325	7,577
Accumulated other comprehensive loss, net	(733)	(762)
Total shareholders’ equity	30,132	28,798
Total liabilities and shareholders’ equity	$122,237	$116,570

Exelon
Consolidated Statements of Cash Flows
(unaudited)
(in millions)

	Nine Months Ended September 30,
	2026	2025
Cash flows from operating activities
Net income	$2,044	$2,174
Adjustments to reconcile net income to net cash flows provided by operating activities:
Depreciation, amortization, and accretion	2,912	2,719
Gain on sales of assets	—	(1)
Asset disallowances, impairments and write-offs	232	—
Deferred income taxes and amortization of investment tax credits	564	293
Net fair value changes related to derivatives	—	3
Other non-cash operating activities	594	1,088
Changes in assets and liabilities:
Accounts receivable	379	(422)
Inventories	(96)	(41)
Accounts payable and accrued expenses	(1)	165
Collateral received (paid), net	39	(25)
Income taxes	(136)	19
Regulatory assets and liabilities, net	(1,063)	(390)
Pension and non-pension postretirement benefit contributions	(370)	(313)
Other assets and liabilities	306	(259)
Net cash flows provided by operating activities	5,404	5,010
Cash flows from investing activities
Capital expenditures	(6,799)	(6,095)
Proceeds from sales of assets	—	2
Other investing activities	12	(7)
Net cash flows used in investing activities	(6,787)	(6,100)
Cash flows from financing activities
Changes in short-term borrowings	(178)	(779)
Proceeds from short-term borrowings with maturities greater than 90 days	500	—
Issuance of long-term debt	4,425	4,925
Retirement of long-term debt	(1,600)	(807)
Issuance of common stock	483	173
Dividends paid on common stock	(1,294)	(1,212)
Proceeds from employee stock plans	37	24
Other financing activities	(71)	(75)
Net cash flows provided by financing activities	2,302	2,249
Increase in cash, restricted cash, and cash equivalents	919	1,159
Cash, restricted cash, and cash equivalents at beginning of period	1,201	939
Cash, restricted cash, and cash equivalents at end of period	$2,120	$2,098

Exelon
Reconciliation of GAAP Net Income (Loss) to Adjusted (non-GAAP) Operating Earnings and Analysis of Earnings
Three Months Ended September 30, 2026 and 2025
(unaudited)
(in millions, except per share data)

	Exelon Earnings per Diluted Share	ComEd		PECO		BGE		PHI		Other (a)	Exelon
2025 GAAP net income (loss)	$0.86	$373		$250		$82		$291		$(121)	$875
Asset retirement obligation (net of taxes of $0)	—	—		—		—		(1)		—	(1)
2025 Adjusted (non-GAAP) operating earnings (loss)	$0.86	$373		$250		$82		$290		$(121)	$874

Year over year effects on Adjusted (non-GAAP) operating earnings:
Weather	$0.02	$—	(b)	$14		$—	(b)	$3	(b)	$—	$17
Load	(0.01)	—	(b)	(11)		—	(b)	—	(b)	—	(11)
Distribution and transmission rates (1)	0.06	22	(c)	1	(c)	15	(c)	29	(c)	—	67
Other energy delivery (2)	0.11	103	(c)	5	(c)	3	(c)	4	(c)	—	115
Operating and maintenance expense (3)	(0.07)	(34)		(53)		19		(1)		—	(69)
Depreciation and amortization expense (4)	(0.05)	(31)		(8)		1		(8)		(1)	(47)
Interest expense and other (5)	(0.05)	(21)		(31)		(1)		3		1	(49)
Total year over year effects on Adjusted (non-GAAP) Operating Earnings	$0.01	$39		$(83)		$37		$30		$—	$23

2026 GAAP net income (loss)	$0.70	$406		$165		$90		$187		$(119)	$729
Change in environmental costs (net of taxes of $1 and $1, respectively)	—	—		—		—		(3)		—	(3)
Cost management program (net of taxes of $2, $1, $1, $1, $0, and $6, respectively) (6)	0.01	6		2		3		3		1	15
Project impairments (net of taxes of $10, $1, and $11, respectively) (7)	0.03	—		—		27		—		(1)	26
Regulatory matters (net of taxes of $47, $3, and $50, respectively) (8)	0.13	—		—		—		133		(3)	130
2026 Adjusted (non-GAAP) operating earnings (loss)	$0.87	$412		$167		$119		$320		$(121)	$897
Note:
Amounts may not sum due to rounding.
Unless otherwise noted, the income tax impact of each reconciling item between GAAP net income and Adjusted (non-GAAP) operating earnings is based on the marginal statutory federal and state income tax rates for each Registrant, taking into account whether the income or expense item is taxable or deductible, respectively, in whole or in part. For all items, the marginal statutory income tax rates for 2026 and 2025 ranged from 24.0% to 29.0%.

(a)Other primarily includes eliminating and consolidating adjustments, Exelon’s corporate operations, shared service entities, and other financing and investment activities.
(b)For ComEd, BGE, Pepco, DPL Maryland, and ACE, customer rates are adjusted to eliminate the impacts of weather and customer usage on distribution volumes.
(c)For transmission formula rates and various riders across the utilities, as well as ComEd’s distribution rates, revenues increase and decrease i) as fully recoverable costs fluctuate (with no impact on net earnings), and ii) pursuant to changes in rate base, capital structure, and ROE (which impact net earnings).
(1)For ComEd, reflects higher distribution and transmission rate base. For BGE, reflects increased distribution and transmission revenue due to approved rates. For PHI, reflects increased distribution revenue due to approved rates.
(2)For ComEd, reflects increased electric distribution, transmission, and energy efficiency revenues due to higher fully recoverable costs.
(3)Represents Operating and maintenance expense. For PECO, primarily reflects higher storm costs due to absence of extraordinary February and June storm cost deferrals recognized in 2025 and increased storm and contracting costs. For BGE, primarily reflects decreased contracting costs. For PHI, primarily reflects increased storm costs.
(4)Across all utilities, reflects ongoing capital expenditures depreciation and regulatory asset amortization.
(5)For ComEd, reflects an increase in interest expense, offset by an increase in AFUDC. For PECO, reflects an increase in income tax expense due to tax repairs, a portion of which is timing, and interest expense. For Corporate, reflects a decrease in income tax expense due to timing, partially offset by an increase in interest expense.
(6)Represents third-party consulting and severance costs related to a cost management program.
(7)Represents costs related to capital project impairments.
(8)Represents the disallowance of certain capitalized costs.

Exelon
Reconciliation of GAAP Net Income (Loss) to Adjusted (non-GAAP) Operating Earnings and Analysis of Earnings
Nine Months Ended September 30, 2026 and 2025
(unaudited)
(in millions, except per share data)

	Exelon Earnings per Diluted Share	ComEd		PECO		BGE		PHI		Other (a)	Exelon
2025 GAAP net income (loss)	$2.15	$903		$652		$398		$628		$(407)	$2,174
Asset retirement obligation (net of taxes of $0)	—	—		—		—		(1)		—	(1)
Change in FERC audit liability (net of taxes of $1)	—	2		—		—		—		—	2
Cost management program (net of taxes of $0) (1)	—	—		(1)		—		—		—	(1)
Income tax-related adjustments (entire amount represents tax expense) (2)	—	—		—		—		1		—	1
Regulatory matters (net of taxes of $7) (3)	0.02	21		—		—		—		1	22
2025 Adjusted (non-GAAP) operating earnings (loss)	$2.17	$926		$652		$398		$628		$(406)	$2,198

Year over year effects on Adjusted (non-GAAP) operating earnings:
Weather	$0.03	$—	(b)	$30		$—	(b)	$6	(b)	$—	$36
Load	(0.02)	—	(b)	(17)		—	(b)	(1)	(b)	—	(18)
Distribution and transmission rates (4)	0.17	54	(c)	5	(c)	55	(c)	56	(c)	—	170
Other energy delivery (5)	0.22	170	(c)	29	(c)	17	(c)	13	(c)	—	229
Operating and maintenance expense (6)	(0.09)	(85)		(45)		34		(30)		38	(88)
Depreciation and amortization expense (7)	(0.13)	(68)		(28)		(10)		(30)		3	(133)
Interest expense and other (8)	(0.13)	(26)		(52)		(7)		(16)		(28)	(129)
Total year over year effects on Adjusted (non-GAAP) operating earnings	$0.03	$45		$(78)		$89		$(2)		$13	$67

2026 GAAP net income (loss)	$1.98	$965		$562		$443		$465		$(391)	$2,044
Change in environmental costs (net of taxes of $1 and $1, respectively)	—	—		—		—		(3)		—	(3)
Cost management program (net of taxes of $2, $4, $7, $8, $0 and $21, respectively) (1)	0.06	6		13		17		20		1	57
Project impairments (net of taxes of $10, $1, and $11, respectively) (9)	0.03	—		—		27		—		(1)	26
Regulatory matters (net of taxes of $51, $3, and $54, respectively) (3)	0.14	—		—		—		144		(3)	141
2026 Adjusted (non-GAAP) operating earnings (loss)	$2.20	$971		$574		$487		$626		$(393)	$2,265
Note:
Amounts may not sum due to rounding.
Unless otherwise noted, the income tax impact of each reconciling item between GAAP net income and Adjusted (non-GAAP) operating earnings is based on the marginal statutory federal and state income tax rates for each Registrant, taking into account whether the income or expense item is taxable or deductible, respectively, in whole or in part. For all items, the marginal statutory income tax rates for 2026 and 2025 ranged from 24.0% to 29.0%.
(a)Other primarily includes eliminating and consolidating adjustments, Exelon’s corporate operations, shared service entities, and other financing and investment activities.
(b)For ComEd, BGE, Pepco, DPL Maryland, and ACE, customer rates are adjusted to eliminate the impacts of weather and customer usage on distribution volumes.
(c)For transmission formula rates and various riders across the utilities, as well as ComEd’s distribution rates, revenues increase and decrease i) as fully recoverable costs fluctuate (with no impact on net earnings), and ii) pursuant to changes in rate base, capital structure, and ROE (which impact net earnings).
(1)In 2025, primarily represents severance costs related to a cost management program. In 2026, represents third-party consulting and severance costs related to a cost management program.
(2)Reflects the adjustment to state deferred income taxes due to changes in forecasted apportionment.
(3)Represents the disallowance of certain capitalized costs.
(4)For ComEd, reflects higher distribution and transmission rate base. For BGE, reflects increased distribution and transmission revenue due to approved rates. For PHI, reflects increased distribution and transmission revenue due to approved rates.
(5)For ComEd, reflects increased electric distribution, transmission, and energy efficiency revenues due to higher fully recoverable costs, offset by decreased electric distribution revenues due to timing of distribution earnings. For PECO, reflects the absence of electric surcharge credits to customers recognized in 2025.
(6)Represents Operating and maintenance expense. For PECO, primarily reflects higher storm costs due to absence of extraordinary February and June storm cost deferrals recognized in 2025 and increased contracting costs, partially offset by decreased storm costs. For BGE, primarily reflects decreased contracting costs. For PHI, reflects increased storm costs and unfavorable impacts of the Pepco Maryland multi-year plan reconciliation. For Corporate, reflects the absence of the Customer Relief Fund contribution recognized in 2025.
(7)Across all utilities, reflects ongoing capital expenditures depreciation and regulatory asset amortization.
(8)For ComEd, reflects an increase in interest expense, offset by an increase in AFUDC. For PECO, reflects an increase in interest expense and income tax expense due to tax repairs, a portion of which is timing. For PHI, reflects an increase in interest expense. For Corporate, reflects an increase in interest expense, partially offset by a decrease in income tax expense due to timing.
(9)Represents costs related to capital project impairments.

ComEd Statistics
Three Months Ended September 30, 2026 and 2025

	Electric Deliveries (in GWhs)				Revenue (in millions)
	2026	2025	% Change	Weather - Normal % Change	2026	2025	% Change
Electric Deliveries and Revenues(a)
Residential	8,903	8,659	2.8%	2.3%	$1,377	$1,365	0.9%
Small commercial & industrial	8,129	8,004	1.6%	1.1%	621	645	(3.7)%
Large commercial & industrial	7,389	7,701	(4.1)%	0.4%	184	217	(15.2)%
Public authorities & electric railroads	210	224	(6.3)%	(4.5)%	12	14	(14.3)%
Other(b)	—	—	n/a	n/a	280	229	22.3%
Total electric revenues(c)	24,631	24,588	0.2%	1.3%	2,474	2,470	0.2%
Other Revenues(d)					(4)	(195)	(97.9)%
Total electric revenues					$2,470	$2,275	8.6%
Purchased Power					$783	$806	(2.9)%

				% Change
Heating and Cooling Degree-Days	2026	2025	Normal	From 2025	From Normal
Heating Degree-Days	27	37	79	(27.0)%	(65.8)%
Cooling Degree-Days	853	828	722	3.0%	18.1%

Nine Months Ended September 30, 2026 and 2025

	Electric Deliveries (in GWhs)				Revenue (in millions)
	2026	2025	% Change	Weather - Normal % Change	2026	2025	% Change
Electric Deliveries and Revenues(a)
Residential	21,473	21,886	(1.9)%	1.0%	$3,501	$3,452	1.4%
Small commercial & industrial	22,262	22,284	(0.1)%	0.4%	1,632	1,799	(9.3)%
Large commercial & industrial	21,988	21,435	2.6%	1.7%	436	689	(36.7)%
Public authorities & electric railroads	650	668	(2.7)%	(1.4)%	35	43	(18.6)%
Other(b)	—	—	n/a	n/a	785	688	14.1%
Total electric revenues(c)	66,373	66,273	0.2%	1.0%	6,389	6,671	(4.2)%
Other Revenues(d)					(21)	(495)	(95.8)%
Total electric revenues					$6,368	$6,176	3.1%
Purchased Power					$1,814	$2,044	(11.3)%

				% Change
Heating and Cooling Degree-Days	2026	2025	Normal	From 2025	From Normal
Heating Degree-Days	3,455	3,698	3,829	(6.6)%	(9.8)%
Cooling Degree-Days	1,113	1,158	988	(3.9)%	12.7%

Number of Electric Customers	2026	2025
Residential	3,783,141	3,767,493
Small commercial & industrial	396,161	398,022
Large commercial & industrial	1,988	1,931
Public authorities & electric railroads	5,771	5,798
Total	4,187,061	4,173,244
__________
(a)Reflects revenues from customers purchasing electricity directly from ComEd and customers purchasing electricity from a competitive electric generation supplier, as all customers are assessed delivery charges. For customers purchasing electricity from ComEd, revenues also reflect the cost of energy and transmission.
(b)Includes transmission revenue from PJM, wholesale electric revenue, and mutual assistance revenue.
(c)Includes operating revenues from affiliates totaling $2 million for both the three months ended September 30, 2026 and 2025, respectively, and $15 million and $19 million for the nine months ended September 30, 2026 and 2025, respectively.
(d)Includes alternative revenue programs and late payment charges.

PECO Statistics
Three Months Ended September 30, 2026 and 2025

	Electric and Natural Gas Deliveries				Revenue (in millions)
	2026	2025	% Change	Weather- Normal % Change	2026	2025	% Change
Electric (in GWhs)
Electric Deliveries and Revenues(a)
Residential	4,100	4,063	0.9%	(4.3)%	$796	$735	8.3%
Small commercial & industrial	2,059	2,057	0.1%	(4.0)%	173	167	3.6%
Large commercial & industrial	3,807	3,731	2.0%	1.9%	82	101	(18.8)%
Public authorities & electric railroads	169	159	6.3%	6.3%	8	8	—%
Other(b)	—	—	n/a	n/a	89	78	14.1%
Total electric revenues(c)	10,135	10,010	1.2%	(1.8)%	1,148	1,089	5.4%
Other Revenues(d)					7	8	(12.5)%
Total electric revenues					1,155	1,097	5.3%
Natural Gas (in mmcfs)
Natural Gas Deliveries and Revenues(e)
Residential	2,221	2,064	7.6%	5.1%	54	50	8.0%
Small commercial & industrial	1,932	2,243	(13.9)%	(15.1)%	20	23	(13.0)%
Large commercial & industrial	—	—	n/a	(2.6)%	—	1	(100.0)%
Transportation	5,267	5,081	3.7%	(33.8)%	9	7	28.6%
Other(f)	—	—	n/a	n/a	2	1	100.0%
Total natural gas revenues(g)	9,420	9,388	0.3%	(0.2)%	85	82	3.7%
Other Revenues(d)					—	1	(100.0)%
Total natural gas revenues					85	83	2.4%
Total electric and natural gas revenues					$1,240	$1,180	5.1%
Purchased Power and Fuel					$494	$446	10.8%

				% Change
Heating and Cooling Degree-Days	2026	2025	Normal	From 2025	From Normal
Heating Degree-Days	12	—	19	n/a	(36.8)%
Cooling Degree-Days	1,175	1,095	1,038	7.3%	13.2%

Nine Months Ended September 30, 2026 and 2025

	Electric and Natural Gas Deliveries				Revenue (in millions)
	2026	2025	% Change	Weather- Normal % Change	2026	2025	% Change
Electric (in GWhs)
Electric Deliveries and Revenues(a)
Residential	11,094	10,952	1.3%	(2.0)%	$2,122	$1,921	10.5%
Small commercial & industrial	5,811	5,835	(0.4)%	(2.2)%	502	484	3.7%
Large commercial & industrial	10,365	10,470	(1.0)%	(1.8)%	254	260	(2.3)%
Public authorities & electric railroads	502	511	(1.8)%	(1.8)%	25	26	(3.8)%
Other(b)	—	—	n/a	n/a	244	231	5.6%
Total electric revenues(c)	27,772	27,768	—%	(2.0)%	3,147	2,922	7.7%
Other Revenues(d)					31	11	181.8%
Total electric revenues					3,178	2,933	8.4%
Natural Gas (in mmcfs)
Natural Gas Deliveries and Revenues(e)
Residential	29,182	28,469	2.5%	—%	422	396	6.6%
Small commercial & industrial	16,355	16,046	1.9%	—%	145	140	3.6%
Large commercial & industrial	(9)	14	(164.3)%	(8.1)%	—	1	(100.0)%
Transportation	18,987	17,759	6.9%	(2.9)%	35	28	25.0%
Other(f)	—	—	n/a	n/a	12	13	(7.7)%
Total natural gas revenues(g)	64,515	62,288	3.6%	2.1%	614	578	6.2%
Other Revenues(d)					2	2	—%
Total natural gas revenues					616	580	6.2%
Total electric and natural gas revenues					$3,794	$3,513	8.0%
Purchased Power and Fuel					$1,495	$1,288	16.1%

				% Change
Heating and Cooling Degree-Days	2026	2025	Normal	From 2025	From Normal
Heating Degree-Days	2,732	2,684	2,793	1.8%	(2.2)%
Cooling Degree-Days	1,711	1,521	1,426	12.5%	20.0%

Number of Electric Customers	2026	2025	Number of Natural Gas Customers	2026	2025
Residential	1,537,965	1,539,345	Residential	511,031	510,166
Small commercial & industrial	154,259	154,955	Small commercial & industrial	44,382	44,603
Large commercial & industrial	3,133	3,159	Large commercial & industrial	7	7
Public authorities & electric railroads	10,141	10,343	Transportation	600	619
Total	1,705,498	1,707,802	Total	556,020	555,395
__________
(a)Reflects delivery volumes and revenues from customers purchasing electricity directly from PECO and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from PECO, revenues also reflect the cost of energy and transmission.
(b)Includes transmission revenue from PJM, wholesale electric revenue, and mutual assistance revenue.
(c)Includes operating revenues from affiliates totaling $4 million and $2 million for the three months ended September 30, 2026 and 2025, respectively, and $11 million and $7 million for the nine months ended September 30, 2026 and 2025, respectively.
(d)Includes alternative revenue programs and late payment charges.
(e)Reflects delivery volumes and revenues from customers purchasing natural gas directly from PECO and customers purchasing natural gas from a competitive natural gas supplier as all customers are assessed distribution charges. For customers purchasing natural gas from PECO, revenue also reflects the cost of natural gas.
(f)Includes revenues primarily from off-system sales.
(g)Includes operating revenues from affiliates totaling $1 million for both the three months ended September 30, 2026 and 2025, respectively, and $2 million for both the nine months ended September 30, 2026 and 2025.

BGE Statistics
Three Months Ended September 30, 2026 and 2025

	Electric and Natural Gas Deliveries				Revenue (in millions)
	2026	2025	% Change	Weather- Normal % Change	2026	2025	% Change
Electric (in GWhs)
Electric Deliveries and Revenues(a)
Residential	3,646	3,501	4.1%	(0.1)%	$795	$684	16.2%
Small commercial & industrial	732	722	1.4%	(1.8)%	130	113	15.0%
Large commercial & industrial	3,693	3,608	2.4%	0.1%	200	172	16.3%
Public authorities & electric railroads	47	49	(4.1)%	(4.3)%	8	8	—%
Other(b)	—	—	n/a	n/a	115	122	(5.7)%
Total electric revenues(c)	8,118	7,880	3.0%	(0.2)%	1,248	1,099	13.6%
Other Revenues(d)					(1)	(8)	(87.5)%
Total electric revenues					1,247	1,091	14.3%
Natural Gas (in mmcfs)
Natural Gas Deliveries and Revenues(e)
Residential	2,296	2,188	4.9%	3.5%	67	68	(1.5)%
Small commercial & industrial	844	810	4.2%	3.2%	14	14	—%
Large commercial & industrial	6,935	7,183	(3.5)%	(6.1)%	41	37	10.8%
Other(f)	671	691	(2.9)%	n/a	6	6	—%
Total natural gas revenues(g)	10,746	10,872	(1.2)%	(3.3)%	128	125	2.4%
Other Revenues(d)					(12)	(7)	71.4%
Total natural gas revenues					116	118	(1.7)%
Total electric and natural gas revenues					$1,363	$1,209	12.7%
Purchased Power and Fuel					$650	$568	14.4%

				% Change
Heating and Cooling Degree-Days	2026	2025	Normal	From 2025	From Normal
Heating Degree-Days	44	52	66	(15.4)%	(33.3)%
Cooling Degree-Days	699	605	628	15.5%	11.3%

Nine Months Ended September 30, 2026 and 2025

	Electric and Natural Gas Deliveries				Revenue (in millions)
	2026	2025	% Change	Weather- Normal % Change	2026	2025	% Change
Electric (in GWhs)
Electric Deliveries and Revenues(a)
Residential	10,160	9,872	2.9%	(1.1)%	$2,254	$1,829	23.2%
Small commercial & industrial	2,076	2,075	—%	(2.4)%	368	311	18.3%
Large commercial & industrial	10,082	9,981	1.0%	(0.2)%	541	456	18.6%
Public authorities & electric railroads	143	146	(2.1)%	(2.6)%	25	25	—%
Other(b)	—	—	n/a	n/a	353	352	0.3%
Total electric revenues(c)	22,461	22,074	1.8%	(0.9)%	3,541	2,973	19.1%
Other Revenues(d)					2	(22)	(109.1)%
Total electric revenues					3,543	2,951	20.1%
Natural Gas (in mmcfs)
Natural Gas Deliveries and Revenues(e)
Residential	27,576	27,426	0.5%	(6.3)%	561	555	1.1%
Small commercial & industrial	6,844	6,728	1.7%	(1.8)%	95	100	(5.0)%
Large commercial & industrial	29,598	29,504	0.3%	(2.1)%	182	178	2.2%
Other(f)	5,009	5,042	(0.7)%	n/a	42	37	13.5%
Total natural gas revenues(g)	69,027	68,700	0.5%	(3.9)%	880	870	1.1%
Other Revenues(d)					(14)	(30)	(53.3)%
Total natural gas revenues					866	840	3.1%
Total electric and natural gas revenues					$4,409	$3,791	16.3%
Purchased Power and Fuel					$2,002	$1,584	26.4%

				% Change
Heating and Cooling Degree-Days	2026	2025	Normal	From 2025	From Normal
Heating Degree-Days	2,908	2,710	2,876	7.3%	1.1%
Cooling Degree-Days	1,002	896	896	11.8%	11.8%

Number of Electric Customers	2026	2025	Number of Natural Gas Customers	2026	2025
Residential	1,230,325	1,220,937	Residential	663,403	660,241
Small commercial & industrial	115,037	115,246	Small commercial & industrial	37,620	37,731
Large commercial & industrial	13,467	13,432	Large commercial & industrial	6,419	6,404
Public authorities & electric railroads	250	254
Total	1,359,079	1,349,869	Total	707,442	704,376
__________
(a)Reflects revenues from customers purchasing electricity directly from BGE and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from BGE, revenues also reflect the cost of energy and transmission.
(b)Includes transmission revenue from PJM, wholesale electric revenue, and mutual assistance revenue.
(c)Includes operating revenues from affiliates totaling $1 million for both the three months ended September 30, 2026 and 2025, respectively, and $5 million and $4 million for the nine months ended September 30, 2026 and 2025, respectively.
(d)Includes alternative revenue programs and late payment charges.
(e)Reflects delivery volumes and revenues from customers purchasing natural gas directly from BGE and customers purchasing natural gas from a competitive natural gas supplier as all customers are assessed distribution charges. For customers purchasing natural gas from BGE, revenue also reflects the cost of natural gas.
(f)Includes revenues primarily from off-system sales.
(g)Includes operating revenues from affiliates totaling $1 million for both the three months ended September 30, 2026 and 2025, respectively, and $2 million for both the nine months ended September 30, 2026 and 2025, respectively.

Pepco Statistics
Three Months Ended September 30, 2026 and 2025

	Electric Deliveries (in GWhs)				Revenue (in millions)
	2026	2025	% Change	Weather- Normal % Change	2026	2025	% Change
Electric Deliveries and Revenues(a)
Residential	2,436	2,323	4.9%	(1.6)%	$583	$501	16.4%
Small commercial & industrial	295	284	3.9%	1.0%	60	56	7.1%
Large commercial & industrial	3,822	3,798	0.6%	(1.9)%	370	331	11.8%
Public authorities & electric railroads	193	168	14.9%	14.9%	11	8	37.5%
Other(b)	—	—	n/a	n/a	99	98	1.0%
Total electric revenues(c)	6,746	6,573	2.6%	(1.3)%	1,123	994	13.0%
Other Revenues(d)					4	(2)	(300.0)%
Total electric revenues					$1,127	$992	13.6%
Purchased Power					$450	$367	22.6%

				% Change
Heating and Cooling Degree-Days	2026	2025	Normal	From 2025	From Normal
Heating Degree-Days	17	—	8	—%	112.5%
Cooling Degree-Days	1,245	1,080	1,197	15.3%	4.0%

Nine Months Ended September 30, 2026 and 2025

	Electric Deliveries (in GWhs)				Revenue (in millions)
	2026	2025	% Change	Weather- Normal % Change	2026	2025	% Change
Electric Deliveries and Revenues(a)
Residential	6,539	6,396	2.2%	(3.2)%	$1,485	$1,273	16.7%
Small commercial & industrial	845	853	(0.9)%	(3.1)%	163	155	5.2%
Large commercial & industrial	10,541	10,625	(0.8)%	(2.4)%	1,012	911	11.1%
Public authorities & electric railroads	547	500	9.4%	9.0%	32	29	10.3%
Other(b)	—	—	n/a	n/a	286	274	4.4%
Total electric revenues(c)	18,472	18,374	0.5%	(2.4)%	2,978	2,642	12.7%
Other Revenues(d)					(3)	(16)	(81.3)%
Total electric revenues					$2,975	$2,626	13.3%
Purchased Power					$1,178	$942	25.1%

				% Change
Heating and Cooling Degree-Days	2026	2025	Normal	From 2025	From Normal
Heating Degree-Days	2,467	2,205	2,327	11.9%	6.0%
Cooling Degree-Days	1,835	1,630	1,726	12.6%	6.3%

Number of Electric Customers	2026	2025
Residential	889,048	885,063
Small commercial & industrial	54,090	53,939
Large commercial & industrial	23,212	23,203
Public authorities & electric railroads	211	205
Total	966,561	962,410
__________
(a)Reflects revenues from customers purchasing electricity directly from Pepco and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from Pepco, revenues also reflect the cost of energy and transmission.
(b)Includes transmission revenue from PJM, wholesale electric revenue, and mutual assistance revenue.
(c)Includes operating revenues from affiliates totaling $3 million and $2 million the three months ended September 30, 2026 and 2025, respectively, and $7 million and $4 million for both the nine months ended September 30, 2026 and 2025, respectively.
(d)Includes alternative revenue programs and late payment charge revenues.

DPL Statistics
Three Months Ended September 30, 2026 and 2025

	Electric and Natural Gas Deliveries				Revenue (in millions)
	2026	2025	% Change	Weather - Normal % Change	2026	2025	% Change
Electric (in GWhs)
Electric Deliveries and Revenues(a)
Residential	1,575	1,510	4.3%	(0.9)%	$319	$283	12.7%
Small commercial & industrial	668	651	2.6%	1.1%	81	72	12.5%
Large commercial & industrial	1,108	1,162	(4.6)%	(6.7)%	34	32	6.3%
Public authorities & electric railroads	8	10	(20.0)%	(18.5)%	4	4	—%
Other(b)	—	—	n/a	n/a	80	77	3.9%
Total electric revenues(c)	3,359	3,333	0.8%	(2.6)%	518	468	10.7%
Other Revenues(d)					(2)	(4)	(50.0)%
Total electric revenues					516	464	11.2%
Natural Gas (in mmcfs)
Natural Gas Deliveries and Revenues(e)
Residential	405	409	(1.0)%	(9.3)%	15	13	15.4%
Small commercial & industrial	368	375	(1.9)%	(6.9)%	8	7	14.3%
Large commercial & industrial	411	404	1.7%	1.8%	1	1	—%
Transportation	1,146	1,239	(7.5)%	(8.3)%	5	4	25.0%
Other(f)	—	—	n/a	n/a	11	2	450.0%
Total natural gas revenues	2,330	2,427	(4.0)%	(6.6)%	40	27	48.1%
Other Revenues(d)					—	—	n/a
Total natural gas revenues					40	27	48.1%
Total electric and natural gas revenues					$556	$491	13.2%
Purchased Power and Fuel					$264	$219	20.5%

Electric Service Territory				% Change
Heating and Cooling Degree-Days	2026	2025	Normal	From 2025	From Normal
Heating Degree-Days	24	4	24	500.0%	—%
Cooling Degree-Days	995	862	933	15.4%	6.6%

Natural Gas Service Territory				% Change
Heating Degree-Days	2026	2025	Normal	From 2025	From Normal
Heating Degree-Days	28	3	32	833.3%	(12.5)%

Nine Months Ended September 30, 2026 and 2025

	Electric and Natural Gas Deliveries				Revenue (in millions)
	2026	2025	% Change	Weather - Normal % Change	2026	2025	% Change
Electric (in GWhs)
Electric Deliveries and Revenues(a)
Residential	4,414	4,245	4.0%	1.2%	$879	$792	11.0%
Small commercial & industrial	1,846	1,824	1.2%	0.3%	218	200	9.0%
Large commercial & industrial	3,056	3,133	(2.5)%	(3.3)%	98	92	6.5%
Public authorities & electric railroads	4	31	(87.1)%	(87.9)%	12	13	(7.7)%
Other(b)	—	—	n/a	n/a	233	224	4.0%
Total electric revenues(c)	9,320	9,233	0.9%	(0.8)%	1,440	1,321	9.0%
Other Revenues(d)					(5)	(9)	(44.4)%
Total electric revenues					1,435	1,312	9.4%
Natural Gas (in mmcfs)
Natural Gas Deliveries and Revenues(e)
Residential	5,812	5,802	0.2%	(3.8)%	106	86	23.3%
Small commercial & industrial	2,979	2,881	3.4%	(0.9)%	46	35	31.4%
Large commercial & industrial	1,239	1,237	0.2%	0.2%	7	6	16.7%
Transportation	4,443	4,626	(4.0)%	(5.3)%	15	13	15.4%
Other(f)	—	—	n/a	n/a	23	8	187.5%
Total natural gas revenues	14,473	14,546	(0.5)%	(3.4)%	197	148	33.1%
Other Revenues(d)					—	—	n/a
Total natural gas revenues					197	148	33.1%
Total electric and natural gas revenues					$1,632	$1,460	11.8%
Purchased Power and Fuel					$747	$637	17.3%

Electric Service Territory				% Change
Heating and Cooling Degree-Days	2026	2025	Normal	From 2025	From Normal
Heating Degree-Days	2,848	2,726	2,774	4.5%	2.7%
Cooling Degree-Days	1,413	1,278	1,297	10.6%	8.9%

Natural Gas Service Territory				% Change
Heating Degree-Days	2026	2025	Normal	From 2025	From Normal
Heating Degree-Days	2,934	2,774	2,957	5.8%	(0.8)%

Number of Electric Customers	2026	2025	Number of Natural Gas Customers	2026	2025
Residential	497,718	494,232	Residential	132,182	131,494
Small commercial & industrial	65,857	65,322	Small commercial & industrial	10,188	10,134
Large commercial & industrial	1,287	1,257	Large commercial & industrial	14	14
Public authorities & electric railroads	631	632	Transportation	156	160
Total	565,493	561,443	Total	142,540	141,802
__________
(a)Reflects delivery volumes and revenues from customers purchasing electricity directly from DPL and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from DPL, revenues also reflect the cost of energy and transmission.
(b)Includes transmission revenue from PJM, wholesale electric revenue, and mutual assistance revenue.
(c)Includes operating revenues from affiliates totaling $3 million and $2 million for the three months ended September 30, 2026 and 2025, respectively, and $7 million and $6 million the nine months ended September 30, 2026 and 2025, respectively.
(d)Includes alternative revenue programs and late payment charges.
(e)Reflects delivery volumes and revenues from customers purchasing natural gas directly from DPL and customers purchasing natural gas from a competitive natural gas supplier as all customers are assessed distribution charges. For customers purchasing natural gas from DPL, revenue also reflects the cost of natural gas.
(f)Includes revenues primarily from off-system sales.

ACE Statistics
Three Months Ended September 30, 2026 and 2025

	Electric Deliveries (in GWhs)				Revenue (in millions)
	2026	2025	% Change	Weather - Normal % Change	2026	2025	% Change
Electric Deliveries and Revenues(a)
Residential	1,416	1,335	6.1%	(2.4)%	$381	$363	5.0%
Small commercial & industrial	529	483	9.5%	7.6%	89	82	8.5%
Large commercial & industrial	822	790	4.1%	2.3%	41	43	(4.7)%
Public authorities & electric railroads	10	9	11.1%	6.2%	5	4	25.0%
Other(b)	—	—	n/a	n/a	64	62	3.2%
Total electric revenues(c)	2,777	2,617	6.1%	0.8%	580	554	4.7%
Other Revenues(d)					(1)	16	(106.3)%
Total electric revenues					$579	$570	1.6%
Purchased Power					$276	$286	(3.5)%

				% Change
Heating and Cooling Degree-Days	2026	2025	Normal	From 2025	From Normal
Heating Degree-Days	31	11	31	181.8%	—%
Cooling Degree-Days	930	755	875	23.2%	6.3%

Nine Months Ended September 30, 2026 and 2025

	Electric Deliveries (in GWhs)				Revenue (in millions)
	2026	2025	% Change	Weather - Normal % Change	2026	2025	% Change
Electric Deliveries and Revenues(a)
Residential	3,258	3,180	2.5%	(1.7)%	$880	$782	12.5%
Small commercial & industrial	1,317	1,253	5.1%	3.9%	222	193	15.0%
Large commercial & industrial	2,231	2,237	(0.3)%	(1.0)%	129	141	(8.5)%
Public authorities & electric railroads	32	32	—%	(1.3)%	15	14	7.1%
Other(b)	—	—	n/a	n/a	186	196	(5.1)%
Total electric revenues(c)	6,838	6,702	2.0%	(0.4)%	1,432	1,326	8.0%
Other Revenues(d)					(30)	2	n/a
Total electric revenues					$1,402	$1,328	5.6%
Purchased Power					$668	$616	8.4%

				% Change
Heating and Cooling Degree-Days	2026	2025	Normal	From 2025	From Normal
Heating Degree-Days	3,069	2,851	2,926	7.6%	4.9%
Cooling Degree-Days	1,324	1,093	1,188	21.1%	11.4%

Number of Electric Customers	2026	2025
Residential	512,248	509,739
Small commercial & industrial	63,063	62,923
Large commercial & industrial	2,663	2,730
Public authorities & electric railroads	782	745
Total	578,756	576,137
__________
(a)Reflects delivery volumes and revenues from customers purchasing electricity directly from ACE and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from ACE, revenues also reflect the cost of energy and transmission.
(b)Includes transmission revenue from PJM, wholesale electric revenue, and mutual assistance revenue.
(c)Includes operating revenues from affiliates totaling $1 million for both the three months ended September 30, 2026 and 2025, respectively, and $4 million and $3 million for the nine months ended September 30, 2026 and 2025, respectively.
(d)Includes alternative revenue programs.